                                     PART B

                          VANGUARD/WINDSOR FUNDS, INC.

                       (FORMERLY THE WINDSOR FUNDS, INC.)


                      STATEMENT OF ADDITIONAL INFORMATION


                 FEBRUARY 28, 1995; REVISED SEPTEMBER 25, 1995


     This Statement is not a prospectus, but should be read in conjunction with:
(1) the current Prospectus (dated February 28, 1995) relating to the Windsor Fund series or the Windsor II series, as appropriate. To obtain either Prospectus please call the Investor Information Department:

                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
The Company...............................................................................   B-1
Investment Objectives and Policies........................................................   B-1
Purchase of Shares........................................................................   B-5
Redemption of Shares......................................................................   B-5
Yield and Total Return....................................................................   B-6
Investment Limitations....................................................................   B-6
Management of the Company.................................................................   B-8
Investment Advisory Services..............................................................  B-10
Portfolio Transactions....................................................................  B-16
Performance Measures......................................................................  B-17
Description of Shares and Voting Rights...................................................  B-19
Financial Statements......................................................................  B-19


                                  THE COMPANY

     Vanguard/Windsor Funds, Inc. (the "Company") is an open-end, diversified, management investment company whose shares are currently offered in two separate series -- the Vanguard/Windsor Fund series and the Vanguard/Windsor II series. Each series in effect represents a separate mutual fund. Vanguard/Windsor Fund series has been offered under the name "Windsor Fund" since 1958. Shares of Vanguard/Windsor II were initially offered on June 24, 1985. Wellington Management Company has served as investment adviser to the Vanguard/Windsor Fund series since its inception. Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), Equinox Capital Management, Inc. ("Equinox"); and Tukman Capital Management, Inc. ("Tukman"), three separate and distinct investment counseling firms that have no affiliation with Wellington Management Company, nor with each other, serve as investment advisers to the Vanguard/Windsor II series. Additionally, The Vanguard Group, Inc., ("Vanguard") provides investment advisory services on an at-cost basis with respect to a portion of Vanguard/Windsor II's assets.

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies set forth in each of the Company's Prospectuses.

     PORTFOLIO TURNOVER. While the rate of portfolio turnover is not a limiting factor when the investment adviser deems changes appropriate, it is anticipated that the annual portfolio turnover rate for each series will not normally exceed 100%. A rate of turnover of 100% could occur, for example, if all of the securities in a series' portfolio are replaced within a period of one year. The portfolio turnover rates for the Vanguard/ Windsor Fund series for each of its last ten fiscal years and the Vanguard/Windsor II series for the period June 24, 1985 to October 31, 1985 and each of the fiscal years in the period ended October 31, 1994 are set forth under "Financial Highlights," in Vanguard/Windsor Fund's and Vanguard/Windsor II's Prospectuses, respectively.

     REPURCHASE AGREEMENTS. Each series may invest in repurchase agreements with domestic banks, brokers or dealers, either for temporary defensive purposes due to market conditions, or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the series acquires a money market instrument (generally security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a domestic bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the series and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the series (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Company's custodian bank until repurchased. In addition, the Board of Directors will monitor the repurchase agreement transactions for each series generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Company. No more than an aggregate of 15% of a series assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and in securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

     The use of repurchase agreements involves certain risks. For example, if the seller of the securities under an agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the series may incur a loss upon disposition of them. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying securities are collateral for a loan by the series not within the control of the series and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the series may not be able to substantiate its interest in the underlying securities. While the Company's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     LENDING OF SECURITIES. Each series may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, each series attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the series. Each series may lend its portfolio securities to qualified brokers, dealers, domestic banks or other domestic financial institutions, so long as the terms, and the structure of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the series collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by a domestic bank or the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the series at any time and (d) the series receive reasonable interest on the loan (which many include the series' investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. A series will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the series' total assets. Loan arrangements made will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.


     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors (Trustees). In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

     FUTURES CONTRACTS. Each series may enter into stock futures contracts, options, and options on futures contracts only for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each series expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in interest rates. Each series intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Company require that all of its futures transactions constitute bona fide hedging transactions. Each series will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, a series expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the series upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of the series' income to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While each series will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A series will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the series' total assets. In addition, a series will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the series' total assets. Assets committed to futures contracts or options will be held in a segregated account at the Fund's custodian bank.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a series would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a series has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a series may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge its portfolio. A series will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the series is subject to the risks of loss frequently associated with futures transactions. The series would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security and sold it after the decline.

     Utilization of futures transactions by the series does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a series could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a series of margin deposits in the event of bankruptcy of a broker with whom the series has an open position in a futures contract or related option. Additionally, investments in futures and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each series is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a series may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The series may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the series.

     In order for a series to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived from the fund's business of investing in securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the series annual gross income. It is anticipated that any net gain realized from the closing of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the series may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the series' fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for the purpose of the 30% test.

     The series will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the series' fiscal year on futures transactions). Such distributions will be combined with distributions of capital gains realized on the series' other investments and shareholders will be advised on the nature of the payments.

                               PURCHASE OF SHARES

     The purchase price of shares of each series of the Company is the net asset value next determined after the order is received in Good Order, as defined in the Prospectus. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.


     Each series reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the series, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the series' shares.


                              REDEMPTION OF SHARES

     Each series may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the series to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the Commission may permit.

     The Company has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a series at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in readily marketable investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus for the appropriate series, and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Company for redemptions. Any redemption may be more or less than the shareholder's cost, depending on the market value of the series' portfolio securities.

     SIGNATURES GUARANTEES. To protect your account, the Company and Vanguard from fraud, signature guarantees are required for certain redemptions. A signature guarantee verifies the authenticity of your signature. Examples of situations in which signature guarantees are required are: (1) REDEMPTIONS INVOLVING MORE THAN $25,000 ON THE DATE OF RECEIPT BY VANGUARD OF ALL NECESSARY DOCUMENTS; (2) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED ACCOUNT OWNER(S) AND/OR TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD; AND (3) SHARE TRANSFER REQUESTS. These requirements are not applicable to redemptions in Vanguard's prototype retirement plans, except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Company in certain instances.

     Signature guarantees can be obtained from a bank, broker or any other guarantor that Vanguard deems acceptable. NOTARIES PUBLIC ARE NOT ACCEPTABLE GUARANTORS.

                             YIELD AND TOTAL RETURN


     The yield of Vanguard/Windsor Fund for the thirty-day period ended October 31, 1994 was +3.27%, and the yield for Vanguard/Windsor II for the same period was +3.35%.



     The average annual total returns for Vanguard/Windsor Fund for the one-, five- and ten-year periods ending October 31, 1994 were +6.35%, +9.23% and +14.45%, respectively. The average annual total returns for the one- and five-year periods, and the period since inception (6/24/85), for Vanguard/Windsor II were +2.22%, +9.15% and +13.21%, respectively. Total return is computed by determining the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.


                             INVESTMENT LIMITATIONS

     Each series of the Company is subject to the following restrictions which may not be changed without the approval of at least a majority of the outstanding voting securities of that series. A series will not:

     1) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the series would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the total assets of the series would be invested in the securities of such issuer;

     2) invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the shareholders of the series or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. A series will invest only in investment companies which have investment objectives and investment policies consistent with those of that series;

     3) borrow money, except that a series may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the net assets of the series (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the series, the series will not make any additional investments;

     4) purchase securities on margin, or sell securities short except that each series may invest in stock futures contracts, stock options and options on stock futures contracts to the extent that not more than 5% of a series' assets are required as deposit on a futures contract and not more than 20% of a series' assets are invested in futures contracts and options transactions at any time;

     5) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including any investment in The Vanguard Group, Inc.);

     6) invest for the purpose of exercising control over management of any company;

     7) purchase or retain securities of any company in which those Officers and Directors of the Company and/or its investment advisers owning more than 1/2 of 1% of such securities, own in the aggregate more than 5% of such securities;

     8) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and
        (ii) as provided under "Lending of Securities" (See page B-2);

     9) purchase assessable securities;

    10) engage in the business of underwriting securities issued by other persons, except to the extent that the series may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

    11) purchase real estate, commodities or commodity contracts except as described above in "(5)"; or

    12) invest more than 25% of the value of its total assets in any one industry.

     Notwithstanding these limitations, each series of the Company may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Company and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative or related services to the Company and other investment companies. See "Management of the Company".

     These investment limitations are considered at the time investment securities are purchased.

     Although not fundamental policies subject to shareholder vote, as long as the Company's shares are registered for sale in certain states, each series may not invest in put, call, straddle or spread options (except as described above in "(5)") or in interests in oil, gas or other mineral exploration or development programs. In addition, each series of the Company will not invest more than 10% of its assets, in the aggregate, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, including repurchase agreements having maturities of more than 7 days.

                           MANAGEMENT OF THE COMPANY



OFFICERS AND DIRECTORS


     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Funds and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman, Chief Executive             JOHN C. SAWHILL, Director
Officer and Director *                                   President and Chief Executive Officer, The
    Chairman, Chief Executive Officer, and               Nature Conservancy; formerly, Director
    Director of The Vanguard Group, Inc., and            and Senior Partner, McKinsey & Co.;
    each of the investment companies in The              President, New York University; Director
    Vanguard Group; Director of The Mead                 of Pacific Gas and Electric Company and
    Corporation and General Accident                     NACCO Industries.
    Insurance.
                                                     JAMES O. WELCH, JR., Director
JOHN J. BRENNAN, President & Director*                    Retired Chairman of Nabisco Brands, Inc. and
    President and Director of The Vanguard                retired Vice Chairman and Director of
    Group, Inc. and each of the investment                RJR Nabisco; Director of TECO Energy,
    companies in The Vanguard Group.                      Inc.

BARBARA BARNES HAUPTFUHRER, Director                 J. LAWRENCE WILSON, Director
    Director of The Great Atlantic and                    Chairman and Chief Executive Officer, Rohm &
    Pacific Tea Company, Raytheon Company,                Haas Company; Director of Cummins Engine
    Knight- Ridder, Inc., Massachusetts                   Company; Trustee of Vanderbilt University
    Mutual Life Insurance Co., and ALCO                   and the Culver Educational Foundation.
    Standard, Corp.; Trustee Emerita of
    Wellesley College.
                                                     RAYMOND J. KLAPINSKY, Secretary*
                                                          Senior Vice President and Secretary of The
                                                          Vanguard Group, Inc.; Secretary of each
ROBERT E. CAWTHORN, Director                              of the investment companies in The
    Chairman of Rhone-Poulenc Rorer, Inc.;                Vanguard Group.
    Director of Sun Company, Inc.

BRUCE K. MACLAURY, Director                          RICHARD F. HYLAND, Treasurer*
    President. The Brookings Institution;                 Treasurer of The Vanguard Group, Inc. and of
    Director of American Express Bank, Ltd.,              each of the investment companies in The
     The St. Paul Companies, Inc. and Scott               Vanguard Group.
     Paper Co.
                                                     KAREN E. WEST, Controller*
BURTON G. MALKIEL, Director                               Vice President of The Vanguard Group, Inc.;
     Chemical Bank Chairman's Professor of                Controller of each of the investment
     Economics, Princeton University;                     companies in The Vanguard Group.
     Director of Prudential Insurance Co. of         ---------------------------------------------
     America, Amdahl Corporation, Baker
     Fentress & Co., The Jeffrey Co., and            *Officers of the Fund are "interested
     Southern New England Communications             persons" as defined in the Investment Company
     Company.                                        Act of 1940.

ALFRED M. RANKIN, JR., Director
    Chairman, President and Chief Executive
    Officer of NACCO Industries, Inc.;
    Director of The BFGoodrich Company, The
    Standard Products Company and The
    Reliance Electric Company.

THE VANGUARD GROUP

     The Company is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Company and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17 j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At October 31, 1994, Vanguard/Windsor Fund had contributed capital of $1,720,000 to Vanguard, representing 8.6% of Vanguard's capitalization and, at that time, Vanguard/Windsor II had contributed capital of $1,253,000 to Vanguard, representing 6.3% of Vanguard's capitalization. The Funds' Service Agreement was amended on May 15, 1993, to provide as follows: (a) each Vanguard Fund may invest up to 0.40% of its current net assets in Vanguard and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended October 31, 1994, Vanguard/Windsor Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $19,582,000 and Vanguard/ Windsor II's share of such costs of operation totaled approximately $17,200,000.

     DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 2/100 of 1% of its average month-end net assets. During the fiscal year ended October 31, 1994, Vanguard/Windsor Fund paid approximately $1,662,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of Vanguard/Windsor Fund's average net assets and Vanguard/Windsor II paid approximately $1,481,000 of such expenses which represented an effective annual rate of .02 of 1% of Vanguard/Windsor II's net assets.


     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to Vanguard Windsor II, Vanguard Money Market Reserves, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard California Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Index Trust, Vanguard Bond Index Fund, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Institutional Portfolios, Vanguard Admiral Funds, Vanguard Tax-Managed Fund, Vanguard Institutional Index Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis by an investment management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


REMUNERATION OF DIRECTORS AND OFFICERS

     The Company pays each Director who is not also an Officer an annual fee plus travel and other expenses incurred in attending Board meetings. The Company's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Company, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits.

     Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of the Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under the Thrift Plan, all Officers are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contributions on a 100% basis. Upon retirement, Directors who are not Officers are paid an annual fee based on the number of years of service on the Board, up to fifteen years of service. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount of this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a retired Director.

     The following table provides detailed information with respect to the amounts paid or accrued for the Directors, and the Officers of the Company for whom the Company's proportionate share of remuneration exceeded $60,000, for the fiscal year ended October 31, 1994.


                             VANGUARD/WINDSOR FUNDS


                               COMPENSATION TABLE



                                                    PENSION OR RETIREMENT
                                  AGGREGATE           BENEFITS ACCRUED           ESTIMATED           TOTAL COMPENSATION
                                 COMPENSATION            AS PART OF           ANNUAL BENEFITS      FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS         FROM THE COMPANY       COMPANY EXPENSES        UPON RETIREMENT       PAID TO DIRECTORS(2)
---------------------------    ----------------     ---------------------     ----------------     -----------------------
John C. Bogle(1)                   $425,292                $44,827                      --                      --
John J. Brennan(1)                 $191,238                $24,970                      --                      --
Barbara Barnes Hauptfuhrer         $  9,647                $ 1,956                $ 15,000                 $50,000
Robert E. Cawthorn                 $  9,647                $ 1,630                $ 13,000                 $50,000
Bruce K. MacClaury                 $  8,683                $ 1,630                $ 12,000                 $45,000
Burton G. Malkiel                  $  9,647                $ 1,304                $ 15,000                 $50,000
Alfred M. Rankin                   $  9,647                $ 1,030                $ 15,000                 $50,000
John C. Sawhill                    $  9,647                $ 1,223                $ 15,000                 $50,000
James O. Welch, Jr                 $  9,262                $ 1,505                $ 15,000                 $48,000
J. Lawrence Wilson                 $  9,455                $ 1,087                $ 15,000                 $49,000


(1) As "Interested Directors", Messrs. Bogle and Brennan receive no compensation for their service as Directors. Compensation amounts reported for Messrs. Bogle and Brennan relate to their respective positions as Chief Executive Officer and President of the Company.
(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 33 Vanguard funds (32 in the case of Mr. MacClaury).

                          INVESTMENT ADVISORY SERVICES

VANGUARD/WINDSOR FUND

     The Company employs Wellington Management Company ("WMC") under an investment advisory agreement dated June 19, 1985 to manage the investment and reinvestment of the assets of Vanguard/Windsor Fund and to continuously review, supervise and administer Vanguard/Windsor Fund's investment program. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Company. WMC is a Massachusetts general partnership controlled by the following general partners: Robert W. Doran, Duncan M. McFarland and John
B. Neff.

     Vanguard/Windsor Fund pays WMC a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to Vanguard/Windsor Fund's average month-end net assets for the quarter.

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $200 million..................................     0.350%
                 Next $250 million...................................     0.275%
                 Next $300 million...................................     0.200%
                 Over $750 million...................................     0.150%

     The basic fee paid to WMC may be increased or decreased by applying an adjustment formula based on Vanguard/Windsor Fund's investment performance. Such formula provides for an increase or decrease in the basic fee paid to WMC each quarter, depending upon Vanguard/Windsor Fund's investment performance for the thirty-six months preceding the end of the quarter relative to the investment record of the Standard and Poor's Composite Stock Price Index (the "S&P 500") for the same period. The schedule of incentive/penalty adjustments is set forth in the Vanguard/Windsor Fund Prospectus.

     For purposes of incentive/penalty adjustments, the investment performance of Vanguard/Windsor Fund for any period is expressed as a percentage of Vanguard/Windsor Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in Vanguard/Windsor Fund's net asset value per share during the period; (ii) the value of Vanguard/Windsor Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by Vanguard/Windsor Fund for undistributed realized long-term capital gains. The investment record of the S&P Index for any period is expressed as a percentage of the S&P Index level at the beginning of the period. This percentage is equal to the sum of (i) the change in the level of the S&P Index, during the period and (ii) the value, computed consistently with the S&P Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the S&P Index.

     During the fiscal years ended October 31, 1992, 1993 and 1994 Vanguard/Windsor Fund paid the following advisory fees:


                                                           1992          1993          1994
                                                        -----------   -----------   -----------
    Basic Fee.........................................  $13,156,000   $15,547,000   $17,236,000
    Increase or Decrease for Performance
      Adjustment......................................   (7,680,000)    4,136,000     9,213,000
                                                        -----------   -----------   -----------
         Total........................................  $ 5,476,000   $19,683,000   $26,449,000
                                                        ===========   ===========   ===========


VANGUARD/WINDSOR II

     Vanguard/Windsor II employs a "multi-manager" approach utilizing four investment advisors.

BARROW, HANLEY, MEWHINNEY & STRAUSS

     Vanguard/Windsor II has entered into an investment advisory agreement dated May 1, 1993 with Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S") to manage a portion of the assets of Vanguard/Windsor II (currently approximately 72%). Under this agreement, BHM&S manages the investment and reinvestment of the designated assets and continuously reviews, supervises and administers the investment program of Vanguard/Windsor II with respect to those assets. BHM&S discharges its responsibilities subject to the control of the Officers and Directors of the Company.

     BHM&S is a Texas corporation controlled by the following officers of BHM&S:
James Pindy Barrow, Vice President; Bryant Miller Hanley, Jr., President; Michael Christopher Mewhinney, Vice President and John Luke Strauss, Vice President, Secretary and Treasurer.

     Vanguard/Windsor II pays BHM&S a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Vanguard/Windsor II managed by BHM&S for the quarter:

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $200 million..................................     0.300%
                 Next $300 million...................................     0.200%
                 Next $500 million...................................     0.150%
                 Over $1 billion.....................................     0.125%

     Effective with the quarter ending April 30, 1996, the basic fee paid to BHM&S will be increased or decreased by applying an adjustment formula based on the investment performance of the assets of Vanguard/ Windsor II managed by BHM&S (the "BHM&S Portfolio"). Such formula provides for an increase or decrease in the basic fee paid to BHM&S each quarter, depending upon the BHM&S Portfolio's investment performance for the thirty-six months preceding the end of the quarter relative to the investment record of the Standard & Poor's/BARRA Value Index (the "BARRA Value Index"). The schedule of incentive/penalty adjustments is set forth on the Vanguard/Windsor II Prospectus.

     Until the quarter ending April 30, 1996, the incentive/penalty fee will be calculated according to the following transition rules:

     (a) For the period May 1, 1993 to January 31, 1994 the incentive/penalty fee was not operable. During this period, Vanguard/Windsor II paid BHM&S the basic advisory fee set forth above.

     (b) Beginning with the quarter ending April 30, 1994, the incentive/penalty fee has been calculated based on a comparison of the investment performance of the BHM&S Portfolio and that of the BARRA Value Index over the number of months elapsed between May 1, 1993 and the end of the quarter for which the fee is being computed. The number of percentage points by which the investment performance of the BHM&S Portfolio must exceed or fall below that of the BARRA Value Index will increase proportionately from 3 percentage points and 2 percentage points, respectively, for the twelve months ended April 30, 1994 to 9 percentage points and 6 percentage points, respectively for the thirty-six months ended April 30, 1996.

     The BARRA Value Index includes stocks in the Standard and Poor's 500 Composite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.

     The investment performance of the BHM&S Portfolio for any period is expressed as a percentage of the "BHM&S Portfolio Unit Value" at the beginning of such period. This percentage is equal to the sum of: (i) the change in the BHM&S Portfolio Unit Value during such period; (ii) the unit value of the Fund's cash distributions from the BHM&S Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the BHM&S Portfolio.

     The "BHM&S Portfolio Unit Value" will be determined by dividing the total net assets of the BHM&S Portfolio by a given number of units. On the initial date of the agreement, the number of units in the BHM&S Portfolio was equal to the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the BHM&S Portfolio, the number of units of the BHM&S Portfolio will be adjusted based on the unit value of the BHM&S Portfolio on the day such changes are executed.

     The investment record of the BARRA Value Index is calculated quarterly by
(i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the BARRA Value Index by its weighting in the BARRA Value Index at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the BARRA Value Index will be the compounded quarterly returns of the BARRA Value Index.

     During the fiscal years ended October 31, 1992, 1993 and 1994, Vanguard/Windsor II paid advisory fees to BHM&S of approximately $4,572,000, $6,488,000 and $7,518,000, respectively.

     OTHER ADVISERS. On November 1, 1991, Vanguard/Windsor II added Equinox Capital Management ("Equinox") and Tukman Capital Management ("Tukman") to manage the investment and reinvestment of a portion of its assets (approximately 10% each). Additionally, Vanguard's Core Management Group was added to manage approximately 8% of the Vanguard/Windsor II's assets as of that date. Equinox, Tukman and Vanguard's Core Management Group discharge their respective responsibilities subject to the control of the Directors and Officers of the Fund.

EQUINOX

     Equinox is a Delaware corporation controlled by the following officers of
Equinox: Ronald J. Ulrich (Director and President), Edward E. Murphy (Principal), Wendy D. Lee (Managing Director), David E. Walker (Vice President) and Laura Starr (Vice President).

     Under the terms of an investment advisory agreement dated November 1, 1991, Vanguard/Windsor II pays Equinox a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Vanguard/Windsor II's average month-end net assets managed by Equinox for the quarter.

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $100 million..................................     0.300%
                 Next $300 million...................................     0.200%
                 Over $400 million...................................     0.150%

     The basic fee paid to Equinox may be increased or decreased by applying an adjustment formula based on the investment performance of the portion of Vanguard/Windsor II's assets managed by Equinox (the "Equinox Portfolio") relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Such formula provides for an increase or decrease in the basic fee paid to Equinox each quarter, depending upon the Equinox Portfolio's investment performance for the thirty-six months preceding the end of the quarter. The schedule of incentive/penalty fee adjustments is set forth in the Vanguard/ Windsor II Prospectus.

     The investment performance of the Equinox Portfolio for any period is expressed as a percentage of the "Equinox Portfolio Unit Value" at the beginning of such period. This percentage is equal to the sum of: (i) the change in the Equinox Portfolio unit value during such period; (ii) the unit value of the Vanguard/Windsor II's cash distributions from the Equinox Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the Equinox Portfolio.

     The "Equinox Portfolio Unit Value" will be determined by dividing the total net assets of the Equinox Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Equinox Portfolio was equal to the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the Equinox Portfolio, the number of units of the Equinox Portfolio will be adjusted based on the unit value of the Equinox Portfolio on the day such changes are executed.

     The investment record of the S&P 500 will be calculated quarterly by (i) multiplying the total return for the quarter (change in the market price plus dividends) of each stock included in the S&P 500 by its weighting in the S&P 500 at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 will be the compounded quarterly returns of the S&P too.

     During the fiscal years ended October 31, 1992, 1993 and 1994, Vanguard/Windsor II paid advisory fees to Equinox of approximately $781,000, $1,171,000 and $1,424,000, respectively.

TUKMAN

     Tukman is a Maryland corporation controlled by the following officers of
Tukman: Melvin T. Tukman, President and Director, and Daniel L. Grossman, Vice President.

     Under the terms of an investment advisory agreement dated November 1, 1991, the Fund pays Tukman a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the portion of the Vanguard/Windsor II's assets managed by Tukman:

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $25 million...................................     0.400%
                 Next $125 million...................................     0.350%
                 Next $350 million...................................     0.250%
                 Next $500 million...................................     0.200%
                 Over $1 billion.....................................     0.150%

     The basic fee paid to Tukman may be increased or decreased by applying an adjustment formula based on the investment performance of the portion of Vanguard/Windsor II's assets managed by Tukman (the

"Tukman Portfolio") relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Such formula provides for an increase or decrease in the basic fee paid to Tukman each quarter, depending upon the Tukman Portfolio's investment performance for the thirty-six months preceding the end of the quarter. The schedule of incentive/penalty fee adjustments is set forth in the Vanguard/ Windsor II Prospectus.

     The investment performance of the Tukman Portfolio for any period is expressed as a percentage of the "Tukman Portfolio Unit Value" at the beginning of such period. The percentage is equal to the sum of: (i) the change in the Tukman Portfolio unit value during such period; (ii) the unit value of Vanguard/Windsor II's cash distributions from the Tukman Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the Tukman Portfolio.

     The "Tukman Portfolio Unit Value" will be determined by dividing the total net assets of the Tukman Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Tukman Portfolio was equal to the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the Tukman Portfolio, the number of units of the Tukman Portfolio will be adjusted based on the unit value of the Tukman Portfolio on the day such changes are executed.

     The investment record of the S&P 500 will be calculated quarterly by (i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the S&P 500 by its weighting in the S&P 500 at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 will be the compounded quarterly returns of the S&P 500.

     During the fiscal years ended October 31, 1992, 1993 and 1994, Vanguard/Windsor II paid advisory fees to Tukman of approximately $1,028,000, $1,503,000 and $1,825,000, respectively.

VANGUARD'S CORE MANAGEMENT GROUP

     Since November 1, 1991, Vanguard's Core Management Group has provided investment advisory services on an at-cost basis with respect to a portion of the Vanguard/Windsor II's assets (currently approximately 8%). The Core Management Group also provides investment advisory services to several Vanguard Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, several indexed separate accounts as well as a portion of Vanguard/Morgan Growth Fund's assets. The quantitative approach used by Vanguard's Core Management Department is designed to generate highly predictable results relative to a benchmark of large and medium capitalization "value" stocks. A portfolio is constructed from attractively priced "value" stocks using an optimizer to assure that the characteristics of the portfolio are similar to that of the benchmark. The Core Management Group is supervised by the Officers of the Fund.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

     Vanguard/Windsor Fund's present agreement with WMC continues in effect until May 31, 1995. Vanguard/Windsor II's present agreements with BHM&S, Equinox and Tukman continue in effect until April 30, 1995, October 31, 1995 and October 31, 1995, respectively. Each agreement is renewable for successive one-year periods if specifically approved by a vote of the Company's Board of Directors at a meeting called for the purpose of considering such approval. The Board's approval must include the affirmative votes of a majority of the Directors who are neither parties to the contract or "interested persons" of such parties (as defined in the Investment Company Act of 1940). In addition, the question of continuing an investment advisory agreement may be presented to shareholders. In such an event, the agreement would be continued only if approved by the affirmative vote of a majority of the outstanding shares of the Fund to which the agreement related.

     Each investment advisory agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by majority vote of either the Board of Directors or the Fund's outstanding shares upon 60 days' written notice to the adviser, or (2) by the adviser upon 90 days' written notice to the Fund.

     The Company's Board of Directors may, without the approval of shareholders, provide for:


     (A)The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;



     (B)A change in the terms of an advisory agreement; or



     (C)The continued employment of an existing adviser, on the same advisory contract terms, where a contract has been assigned because of a change in control of the adviser.


     Any such change will be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

MORE INFORMATION ON ADVISERS' INCENTIVE/PENALTY FEES


     In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least 10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors has fully considered the SEC Release and believes that the performance adjustments as included in the agreements with WMC, BHM&S, Equinox and Tukman are entirely appropriate although not within the 10 percentage points per year range suggested in the Release. Under the Funds investment advisory agreements, the maximum performance adjustments are made at a difference of 12 and 9 percentage points from the performance of the respective index over a thirty-six month period, which would effectively be the equivalent of approximately 4 and 3 percentage points difference per year.


                             PORTFOLIO TRANSACTIONS

     WMC, BHM&S, Equinox, Tukman and Vanguard are authorized to (with the approval of the Board of Directors) select the brokers or dealers that will execute the purchases and sales of portfolio securities for the respective series of the Company. The investment advisory agreements direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the series and/or the investment adviser. Each investment adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Board of Directors, each investment adviser may cause the series to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the adviser to the Company and the other Funds in the Group.

     Currently, it is the Company's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the series. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to investment adviser and/or the Company. However, the investment advisers have informed the Company that they will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Company does not market its shares through intermediary brokers or dealers, it is not the Company's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Company may place portfolio orders with qualified broker-dealers who recommend shares of the Company to other clients, or who act as agent in the purchase of the Company's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of the Company's shares by a broker or dealer in selecting among qualified broker-dealers.

     During the fiscal years ended October 31, 1992, 1993 and 1994 the Company paid $11,073,668, $14,909,648 and $14,906,748 in brokerage commissions, respectively.

     Some securities considered for investment by a series of the Company may also be appropriate for the other series and for other Funds and/or clients served by the investment adviser. If purchase or sale of securities consistent with the investment policies of the series and one or more of these other Funds or clients served by the investment adviser are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the investment adviser.

                              PERFORMANCE MEASURES

     Each of the investment company members of the Vanguard Group, including Vanguard/Windsor Fund and Vanguard/Windsor II, may from time to time use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

STANDARD AND POOR'S/BARRA VALUE INDEX -- consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index ("S&P 500") with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

WILSHIRE 5000 EQUITY INDEXES -- consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 67 bonds and 33 preferreds. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 35% Standard & Poor's 500 Index and 65% Salomon Brothers High Grade Bond Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index, 35% Salomon Brothers High Grade Bond Index.


LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.



LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.



LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.



LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.


LIPPER BALANCED FUND AVERAGE -- An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- An industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- An industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Company was originally organized as a corporation in 1959. On January 2, 1985, the Company was reorganized into a Pennsylvania business trust which was created solely for that purpose. The Company was reorganized as a Maryland corporation on December 30, 1985. The Amended and Restated Articles of Incorporation permit the Directors to issue 1,600,000,000 shares of common stock, with one cent par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Company is offering shares of two series.

     The shares of each series are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each series have no pre-emptive rights. Such shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. On any matter submitted to a vote of shareholders, all shares of the Company then issued and outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series except; (i) when required by the Investment Company Act of 1940, shares shall be voted by individual series; and (ii) when the matter does not affect any interest of a particular series, then only shareholders of the affected series shall be entitled to vote thereon.

                              FINANCIAL STATEMENTS

     The Funds' Financial Statements for the year ended October 31, 1994, including the financial highlights for each of the five fiscal years in the period ended October 31, 1994, appearing in the Vanguard/Windsor Fund and Vanguard/Windsor II 1994 Annual Reports to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Funds' 1994 Annual Reports to Shareholders are enclosed with this Statement of Additional Information. For a more complete discussion of a Fund's performance, please see the Fund's 1994 Annual Report to Shareholders, which may be obtained without charge.